Exhibit 10.2

Loan Nos.: 20069243010, 20069243011

GUARANTY OF NON-RECOURSE OBLIGATIONS

THIS GUARANTY OF NON-RECOURSE OBLIGATIONS (this “Agreement” or “Guaranty”), made as of July 11, 2006, is by AFFORDABLE RESIDENTIAL COMMUNITIES LP, a Delaware limited partnership, (the “Guarantor”), having an address at 7887 East Belleview Avenue, Suite 200, Englewood, CO  80111 for the benefit of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, having an office at Four World Financial Center, 16th Floor, 250 Vesey Street, New York, New York  10080 (“Lender”).

WITNESSETH:

WHEREAS, Lender has agreed to make a loan to ARCML06 LLC, ARC18FLD LLC, ARC18FLSH LLC, ARCFLMC LLC and ARCFLSV LLC, each a Delaware limited liability company, and ARC18TX LP, a Delaware limited partnership (collectively the “Borrower”), in the amount of TWO HUNDRED THIRTY MILLION and No/100 DOLLARS ($230,000,000) (the “Loan”); and

WHEREAS, to evidence the Loan, Borrower is this day giving certain Promissory Notes, each dated the date hereof, in the aggregate principal amount of $230,000,000 (collectively, the “Note”) to Lender pursuant to a Loan Agreement dated the date hereof, among the Borrower and Lender (the “Loan Agreement”); and

WHEREAS, the Note shall be secured by, among other things, the Mortgage (as defined in the Loan Agreement), encumbering the Mortgaged Property (as such term is defined in the Loan Agreement; and

WHEREAS, Guarantor directly or indirectly owns the entire interest in Borrower and shall derive a substantial economic benefit from the making of the Loan by Lender to Borrower; and

WHEREAS, as a condition precedent to the making of the Loan, Borrower has agreed to procure and deliver to Lender this Agreement; and

WHEREAS, Lender has declined to make the Loan unless this Agreement is duly executed by Guarantor and delivered to Lender.

NOW, THEREFORE, in consideration for, and as an inducement to, Lender’s making the Loan, and for other good and valuable consideration the legal sufficiency of which and receipt thereof are hereby acknowledged, and notwithstanding any provision to the contrary contained in the Loan Agreement, the Note, the Mortgage or any of the other Loan Documents (as such term is defined in the Loan Agreement), including without limitation, any “non-recourse” provision, Lender and Guarantor do hereby agree as follows:

1.             Guarantor, on behalf of itself and its successors and assigns (collectively, “Successors”) does hereby absolutely, unconditionally, irrevocably and personally:  (i) guaranty to Lender payment and performance of all of the obligations, representations, covenants, warranties and liabilities of Borrower under clauses (D) and (E) of the proviso to Section 9.24 of the Loan Agreement and (ii) agrees to reimburse Lender for, and hold Lender harmless from and against, any and all losses, damages, claims, expenses, deficiencies, liabilities and costs (including, without limitation, reasonable attorneys’ fees and disbursements) incurred, suffered or sustained by Lender and/or its successors and assigns as a result of or arising out of, in connection with or resulting from, the enforcement of this Agreement against Guarantor (the obligations of Guarantor under clauses “i” and “ii” above being referred to hereinafter, collectively, as “Guarantor’s Obligation”).

2.             It is agreed that the obligations of Guarantor hereunder shall be primary and this Agreement shall be enforceable against Guarantor and its Successors without the necessity for any suit or proceeding of any kind or nature whatsoever brought by Lender against Borrower or its respective successors or assigns or any other party or against any security for the payment of the Guarantor’s Obligation and without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Agreement or of any notice of demand to which Guarantor might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, protest, notice of dishonor or default, change in nature or form of the Guarantor’s Obligation, acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Guarantor’s Obligation, notice of adverse change in Borrower’s financial condition and any other fact that might materially increase the risk to Guarantor), all of which Guarantor hereby expressly waives. Guarantor hereby expressly agrees that the validity of this Agreement and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of or the failure to assert by Lender against Borrower or its successors or assigns, any of the rights or remedies reserved to Lender pursuant to the provisions of the Loan Agreement, the Note, the Mortgage or any other Loan Documents.

3.             Guarantor waives, and covenants and agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshaling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by Lender of, this Agreement. Guarantor further covenants and agrees not to set up or claim any defense, counterclaim, cross-claim, offset, set-off, right of recoupment, or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by Lender hereunder other than the defense of the actual timely performance of Guarantor’s Obligations hereunder. Guarantor represents, warrants and agrees that, as of the date hereof, its obligations under this Agreement are not subject to any counterclaims, cross-claims, rights of recoupment, offsets or affirmative or other defenses of any kind against Lender.

4.             Guarantor agrees that any notice or directive given at any time by Guarantor to Lender that is inconsistent with any waiver contained in this Agreement shall be void and may be ignored by Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Agreement for the reason that such pleading or introduction would be at variance with the written terms of this Agreement, unless Lender has specifically agreed otherwise in a writing, signed by a duly authorized officer. Guarantor specifically acknowledges and agrees that the foregoing waivers are of the essence of the Loan transaction and that, but for this Agreement and such waivers, Lender would not make the Loan to Borrower.

5.             The provisions of this Agreement are for the benefit of Lender and its successors and assigns, and nothing herein contained shall impair, as between Borrower and Lender, the obligations of Borrower under the Loan Agreement, the Note, the Mortgage or any of the other Loan Documents.

6.             This Agreement shall be a continuing guaranty and the liability of Guarantor hereunder shall in no way be terminated, affected, modified, impaired or diminished (to the extent permitted by law) by reason of the happening, from time to time, of any of the following, although without notice or the further consent of Guarantor:

(a)           any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Loan Agreement, the Note, the Mortgage or any of the other Loan Documents or the invalidity or unenforceability of any of the foregoing; or

(b)           any extension of time that may be granted by Lender to Borrower, Guarantor or Guarantor’s Successors; or

(c)           any action that Lender or Borrower may take or fail to take under or in respect of any of the Loan Documents or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to Lender under this Agreement or available to Lender at law, equity or otherwise, or any action on the part of Lender or Borrower granting indulgence or extension in any form whatsoever; or

(d)           any dealing, transaction, matter or thing occurring between Lender, Borrower, Guarantor or Guarantor’s Successors; or

(e)           any sale, exchange, release, or other disposition of any property pledged, mortgaged or conveyed, or any property in which Lender has been granted a lien or security interest to secure any indebtedness of Borrower to Lender; or

(f)            any release of any person or entity who may be liable in any manner for the payment and collection of any amounts owed by Borrower to Lender (including the other Guarantor); or

(g)           the application of any sums by whomsoever paid or however realized to any amounts owing by Borrower to Lender in such manner as Lender shall determine in its sole discretion; or

(h)           any Event of Default (as such term is defined in the Loan Agreement), whether or not Lender has exercised any of its rights and remedies as set forth in the Loan Agreement or the Mortgage upon the happening of any such Event of Default; or

(i)            Borrower’s and/or Guarantor’s voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities,

appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of Borrower’s or Guarantor’s assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting Borrower or Guarantor or any of the assets of either of them, including, without limitation, (A) the release or discharge of Borrower from the payment and performance of its obligations under any of the Loan Documents by operation of law, or (B) the impairment, limitation or modification of the liability of Borrower, its partners or Guarantor in bankruptcy, or of any remedy for the enforcement of the Guarantor’s Obligation, under any of the Loan Documents, or Guarantor’s liability under this Agreement, resulting from the operation of any present or future provisions of the Federal Bankruptcy Code or other present or future federal, state or applicable statute of law or from the decision in any court; or

(j)            any change in or termination of the ownership interest of Guarantor in Borrower (whether direct or indirect); or

(k)           any conveyance of the Mortgaged Property, whether or not pursuant to a foreclosure sale, a deed in lieu of foreclosure, a transfer through bankruptcy, or otherwise.

7.             Guarantor acknowledges that this Guaranty and Guarantor’s Obligations are and shall at all times continue to be absolute, unconditional and irrevocable in all respects, and shall at all times be valid and enforceable irrespective of any other agreement or circumstances of any nature whatsoever that might otherwise constitute a defense to this Guaranty or the obligations of any other person or party (including, without limitation, Borrower or any other guarantor) relating to this Guaranty or the obligations of Guarantor hereunder.

8.             Guarantor agrees that if at any time all or any part of any payment at any time received by Lender from Borrower or Guarantor under or with respect to this Agreement is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower or Guarantor), then Guarantor’s Obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous receipt by Lender, and Guarantor’s Obligations hereunder shall continue to be effective or reinstated, as the case may be, as to such payment, as though such previous payment to Lender had never been made.

9.             Until repayment of the Indebtedness (as such term is defined in the Loan Agreement) and satisfaction of all of the obligations under the Loan Agreement, Guarantors and each of them (a) shall have no right of subrogation against Borrower, general partner of any Borrower that is a limited partnership or any other Guarantor by reason of any payments or acts of performance by a Guarantor in compliance with the obligations of a Guarantor hereunder; (b) shall have no right of indemnity, contribution, or any other right or cause of action whatsoever under law or equity against any other Guarantor by reason of any payments or acts of performance by a Guarantor in compliance with the obligations of a Guarantor hereunder; (c) hereby waive any right to enforce any remedy that any Guarantor now or hereafter shall have against Borrower, general partner of any Borrower that is a limited partnership or any other Guarantor by reason of any one or more payments or acts of performance in compliance with the obligations of a Guarantor hereunder; (d) shall subordinate any liability or indebtedness of

Borrower, general partner of any Borrower that is a limited partnership or any Guarantor now or hereafter held by any Guarantor or any affiliate of a Guarantor to the obligations of Borrower, general partner of any Borrower that is a limited partnership or Guarantors to Lender under the Loan Documents; and (e) shall not file, assert or receive payment on any claim, whether now existing or hereafter arising, against Borrower, general partner of any Borrower that is a limited partnership or any Guarantor in the event of the commencement of a case by or against Borrower, general partner of any Borrower that is a limited partnership or any Guarantor under federal or state insolvency laws.

10.           Guarantor represents and warrants to Lender, with the knowledge that Lender is relying upon the same, as follows:

(a)           Guarantor is solvent and has the legal right to enter into this Agreement and to perform its obligations under the terms hereof;

(b)           to the best of Guarantor’s knowledge, there is no action, suit, proceeding or investigation pending or threatened against or affecting Guarantor at law, in equity, in admiralty or before any arbitrator or any governmental department, commission, board, bureau, agency or instrumentality (domestic or foreign) that is likely to result in any material adverse change in the property, assets or condition (financial or otherwise) of Guarantor or that is likely to impair materially the ability of Guarantor to perform its obligations under this Agreement; and

(c)           all financial statements that have heretofore been furnished by Guarantor to Lender in connection with this Agreement, and all such financial statements that hereafter may be furnished to Lender by Guarantor, have been and shall be prepared by an independent certified public accountant approved by Lender in accordance with the Loan Agreement, shall be consistent in form with prior statements and shall be certified by Guarantor (provided no Event of Default (as defined in the Loan Agreement) shall have occurred and be continuing under the Loan, in which event any such statements shall be certified by such independent certified public accountant); are and shall be true, correct and complete; and do and shall fairly present the financial condition of Guarantor, all as of the respective dates thereof.

11.           As long as this Agreement shall be outstanding, Guarantor shall furnish to Lender, within 45 days after the end of each calendar year, Guarantor’s financial statement for such period, in scope and detail reasonably satisfactory to Lender.

12.           Guarantor and Lender acknowledge and agree that this Agreement is a guaranty of payment and performance and not of collection and enforcement in respect of any of the Guarantor’s Obligation. No exculpatory language contained in any of the other Loan Documents shall in any event or under any circumstances modify, qualify or affect the personal recourse obligations and liabilities of Guarantor hereunder.

13.           Lender may freely assign any or all of its rights under this Agreement, but any such assignment shall be made only to the subsequent holder of the Note and no such assignment shall increase Guarantor’s Obligations or diminish its rights hereunder. In the event of any such assignment, the consent of Guarantor shall not be required for any such assignment and failure to give notice of such assignment shall not affect the validity or enforceability of any such assignment or subject Lender to any liability and Guarantor shall continue to remain bound by and obligated to perform under and with respect to this Agreement. Guarantor shall not assign any of its obligations under this Agreement without the prior consent of the Lender.

14.           The representations, warranties and obligations of Guarantor set forth in this Agreement shall survive until this Agreement shall terminate in accordance with the terms hereof.

15.           This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter and may not be modified, amended, supplemented or discharged except by a written agreement signed by Guarantor and Lender. This Agreement also may be discharged by full performance of the Guarantor’s Obligation in accordance with the terms hereof, or as otherwise provided herein.

16.           If all or any portion of any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Agreement and the remaining provision and portions thereof shall continue in full force and effect.

17.           All notices, requests, demands and other communications under or in connection with this Agreement shall be in writing and shall be deemed to have been given or made for all purposes when delivered in person to the addresses set forth below or three (3) business days after same is sent by registered or certified mail, return receipt requested, postage prepaid, to the following addresses:

If to Guarantor:	The address listed above

With a copy to:	c/o Affordable Residential Communities, Inc.
7887 East Belleview Avenue, Suite 200
Englewood, CO 80111
Attn.: Karen Kinslinger

With copy to:	c/o Affordable Residential Communities, Inc.
7887 East Belleview Avenue, Suite 200
Englewood, Colorado 80111
Attn: Scott L. Gesell

With copy to:	Brownstein Hyatt & Farber, P.C.
410 Seventeenth Street
Twenty-Second Floor
Denver, Co 80202
Attn: Jeff Knetsch

If to Lender:	The address listed above

With a copy to:	Dechert LLP
One Market
Steuart Tower, Suite 2500
San Francisco, CA 94105
Attn: David Linder, Esq.

The above addresses may be changed on written notice given as hereinabove provided. Notices may be sent by a party hereto or on its behalf by its attorney.

18.           This Agreement shall be binding upon Guarantor and its Successors and shall inure to the benefit of Lender and its successors and assigns.

19.           The failure of Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against Lender, nor excuse Guarantor from its obligations hereunder. Any waiver of any such right or remedy to be enforceable against Lender must be expressly set forth in writing signed by Lender.

20.           (a)           Any suit initiated by Lender against Guarantor or in connection with or arising, directly or indirectly, out of or relating to, this Agreement (an “Action”) may, at Lender’s option, be brought in any state or federal court in the State of New York having jurisdiction over the subject matter hereof. Guarantor hereby submits himself to the jurisdiction of any such court and agrees that service of process against Guarantor in any such action may be effected by any means permissible under federal law or under the laws of the state in which such Action is brought. Guarantor hereby agrees that insofar as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Guaranty, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon Guarantor.

(b)           Guarantor agrees that, provided that service of process is effected upon Guarantor in one of the manners hereinafter specified or as otherwise permitted by law, Guarantor irrevocably waives, to the fullest extent permitted by law, and agrees not to assert, by way of motion, as a defense or otherwise, (i) any objection that Guarantor may have or may hereafter have to the laying of the venue of any Action brought in any court as provided for by this Agreement, (ii) any claim that any Action brought in any such court has been brought in an inconvenient forum, or (iii) any claim that Guarantor is not personally subject to the jurisdiction of such court. Guarantor agrees that, provided that service of process is effected upon Guarantor in one of the manners specified in this Guaranty or as otherwise permitted by law, a final judgment from which Guarantor has not appealed or may not appeal in any Action brought in any such court shall be conclusive and binding upon Guarantor and may, so far as permitted under applicable law, be enforced in the courts of any state or any federal court or in any other courts to the jurisdiction of which it is subject, by a suit upon such judgment and that Guarantor shall not assert any defense, counterclaim or set-off in any such suit upon such judgment.

(c)           Guarantor hereby irrevocably designates and appoints Corporation Trust Company (the “Service Agent”) as Guarantor’s authorized agent to accept and acknowledge on Guarantor’s behalf service of any and all process that may be served in any Action.

(d)           Guarantor agrees to execute, deliver and file all such further instruments or documents as may be necessary under the laws of the State of New York or the laws of the United States in order to make effective (i) the appointment of Service Agent as Lender for service of process as provided above and (ii) Guarantor’s consent to jurisdiction as provided for in this Guaranty.

(e)           Guarantor hereby consents to process being served in any Action by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the notice address for Guarantor as set forth in this Guaranty or to Service Agent at the address provided for herein. If Service Agent shall desire to resign as Lender for service of process, Guarantor shall substitute a party having an office within the Borough of Manhattan and reasonably acceptable to Lender to act as Service Agent (it being agreed that any such resignation shall not be effective unless and until the replacement Lender agrees in writing to act as Service Agent for service of process). Guarantor hereby agrees that provided that service is made in accordance with this paragraph or as otherwise permitted by law, Guarantor irrevocably waives, to the fullest extent permitted by law, all claim of error in connection with any such service and agrees that such service (i) shall be deemed in every respect effective service of process upon it in any Action, and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to Guarantor.

(f)            Nothing in this Agreement shall limit Lender’s right to serve process in any manner permitted by law or limit Lender’s right or the right of any of its successors or assigns to bring proceedings against Guarantor in the courts of any jurisdiction(s).

(g)           To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment before judgment, attachment in aid of execution, execution or otherwise) with respect to Guarantor or Guarantor’s property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

(h)           As a further inducement to Lender’s making of the Loan to Borrower, and in consideration thereof, Lender and Guarantor each covenant and agree that in any action or proceeding brought on, under or by virtue of this Agreement, Lender and Guarantor each shall and do hereby unconditionally and irrevocably waive trial by jury.

(i)            Guarantor hereby further covenants and agrees to and with Lender that Guarantor may be joined in any action against Borrower in connection with the Loan Agreement, the Note, the Mortgage, or any of the other Loan Documents, solely with respect to the subject matter of this Agreement.

(j)            Guarantor covenants and agrees to indemnify and save Lender harmless of and from, and defend it against, all losses, costs, liabilities, expenses, damages or claims suffered by reason of Guarantor’s failure to perform its obligations hereunder.

21.           All of Lender’s rights and remedies under the Loan Agreement, the Note, the Mortgage or any of the other Loan Documents or under this Agreement are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to Lender.

22.           Guarantor hereby consents that from time to time, before or after any default by Borrower, with or without further notice to or assent from Guarantor, any security at any time held by or available to Lender for any obligation of Borrower, or any security at any time held by or available to Lender for any obligation of any other person or party secondarily or otherwise liable for all or any portion of the Loan, may be exchanged, surrendered or released and any obligation of Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and Lender may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of Borrower, or of any such other person or party, and may extend further credit in any manner whatsoever to Borrower, and generally deal with Borrower or any such security or other person or party as Lender may see fit; and Guarantor shall remain bound under this Agreement notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, action, inaction, extension of further credit or other dealing. This Agreement is independent of, and in addition to, all collateral granted, pledged or assigned under the Loan Documents.

23.           The terms of this Agreement have been negotiated, and this Agreement has been executed and delivered in the State of New York, and it is the intention of the parties hereto that this Agreement be construed and enforced in accordance with the laws of such State.

24.           This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

25.           This Agreement may be executed in counterparts, which together shall constitute the same instrument.

26.           To the extent applicable, all representations, warranties, covenants (both affirmative and negative) and all other obligations under this Guaranty shall be the joint and several obligation of each person or entity comprising Guarantor and any default under this Guaranty by any such person or entity shall be deemed a default by all such entities and Guarantor. To the extent applicable, the representations, covenants and warranties contained in this Guaranty shall be read to apply to each of the individual persons and entities comprising Guarantor when the context so requires, but a breach of any such representation, covenant or warranty shall be deemed a breach by all such persons and entities and Guarantor, entitling Lender to exercise all of its rights and remedies hereunder and under applicable law.

No further text on this page.

IN WITNESS WHEREOF, Guarantor has executed and delivered this Agreement as of the date and year first above written.

GUARANTOR:

AFFORDABLE RESIDENTIAL COMMUNITIES LP,
a Delaware limited partnership

By:	Affordable Residential Communities, Inc.,
its sole general partner

	By:	/s/Scott L. Gesell
		Name:	Scott L. Gesell
		Title:	Executive Vice President

(Signature page to Non-Recourse Guaranty)